UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2006
NNN Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-130945 (Commission File Number)	20-3975609 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200 Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
Walker Ranch Apartment Homes
Independent Auditors’ Report
Schedules of Income and Direct Operating Expenses
Notes to the Schedules of Income and Direct Operating Expenses
NNN Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
Unaudited Pro Forma Condensed Consolidated Balance Sheet
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K on November 3, 2006, or the Form 8-K, reporting our acquisition of Walker Ranch Apartment Homes, a 325-unit class A apartment property which consists of seventeen buildings, located in San Antonio, Texas, or the Walker Ranch property, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	Walker Ranch Apartment Homes

	I.	Independent Auditors’ Report	3

	II.	Schedules of Income and Direct Operating Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and the Year Ended December 31, 2005	4

	III.	Notes to the Schedules of Income and Direct Operating Expenses	5

(b)	Pro forma financial information.

	NNN Apartment REIT, Inc.

	I.	Unaudited Pro Forma Condensed Consolidated Financial Statements	7

	II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006	8

	III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 10, 2006 (Date of Inception) through September 30, 2006	9

	IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	10

Independent Auditors’ Report
To the Board of Directors
NNN Apartment REIT, Inc.
     We have audited the accompanying Schedule of Income and Direct Operating Expenses (Schedule) of Walker Ranch Apartments (Apartments), located in San Antonio, Texas for the year ended December 31, 2005. The Schedule is the responsibility of the Apartments’ management. Our responsibility is to express an opinion on the Schedule based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Schedule is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Schedule. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Schedule was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Apartments’ revenues and expenses.
     In our opinion, the Schedule referred to above presents fairly, in all material respects, the income and direct operating expenses of Walker Ranch Apartments, as described in Note 1, for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ L. P. Martin & Company, P.C.
Richmond, Virginia
August 16, 2006

Walker Ranch Apartments
Schedules of Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited)
and the Year Ended December 31, 2005

	Nine Months Ended	Year Ended
	September 30, 2006	December 31, 2005
INCOME
Rental and other income	$2,029,629	$403,554

DIRECT OPERATING EXPENSES
Administrative and other	375,117	277,089
Insurance	73,622	18,876
Property management fees	85,673	21,383
Repairs and maintenance	162,239	69,917
Taxes — property	510,366	6,261
Utilities	80,542	33,748

Total Direct Operating Expenses	1,287,559	427,274

EXCESS OF INCOME (DIRECT OPERATING EXPENSES) OVER DIRECT OPERATING EXPENSES (INCOME)	$742,070	$(23,720)

The accompanying notes are an integral part of these schedules.

Walker Ranch Apartments
Notes to the Schedules of Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited)
and the Year Ended December 31, 2005
1. Basis of Presentation
Organization — Walker Ranch Apartments is a 325 unit apartment complex located in San Antonio, Texas. The Apartment property was owned by T. R. Walker Ranch Partners, Ltd., a Texas limited partnership, throughout the nine months ended September 30, 2006 and the year ended December 31, 2005.
Apartment construction began in 2004 and continued throughout 2005. Initial occupancy occurred in August, 2005. At December 31, 2005, 235 units were available for leasing. Construction was completed on the remaining ninety units in the first quarter of 2006.
Revenue and Expense Recognition — The accompanying Schedules of Income and Direct Operating Expenses have been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the Schedules of Income and Direct Operating Expenses excludes certain expenses not considered comparable to those resulting from the proposed future operations of the Apartment. Excluded expenses include mortgage and partner interest, depreciation and amortization.
A majority of the Apartment tenants have been granted rent concessions, including periods of free or reduced rent, as an incentive to enter into lease agreements. Accounting principles generally accepted in the United States of America require that rent earned be recorded straight-line over the applicable lease terms. For the nine months ended September 30, 2006, rent collections due exceeded rent income recognized by $52,431. For the year ended December 31, 2005, $90,057 of rent income was recognized in advance of payment due dates.
Estimates — The preparation of financial information in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.
Repairs and Maintenance — Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Advertising — Advertising costs are expensed in the periods incurred.
Income Taxes — The Apartment property was owned by a limited partnership throughout the nine months ended September 30, 2006 and the year ended December 31, 2005. For federal income tax purposes, income and expenses of a limited partnership are passed through to the partners and taxed at the individual level. Accordingly, the Schedules of Income and Direct Operating Expenses do not reflect an income tax provision.

Walker Ranch Apartments
Notes to the Schedules of Income and Direct Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited)
and the Year Ended December 31, 2005
2. Property Management Fees
The Apartment owner has contracted with Thompson Realty Management Corporation to manage the property. Fees for the management services are four percent of tenant income collections with a minimum fee of $4,000 per month.
3. Cable Television Contract
The Apartment owner has an agreement with Time Warner Cable San Antonio, LP (Operator) whereby the Operator provides multi-channel video, internet access, digital phone and certain other potential services to the Apartment residents for an initial term of seven years beginning February 24, 2005. In connection therewith, the Apartment owner is entitled to an upfront fee of $81,250. The fee is being amortized over the seven year term of the agreement. For the nine months ended September 30, 2006 and the year ended December 31, 2005, $6,392 and $9,673, respectively, of the fee was earned and has been included in income in the Schedules of Income and Direct Operating Expenses.
4. Subsequent Event (Unaudited)
The Apartment owner sold the Apartment property to NNN Apartment REIT, Inc. effective October 31, 2006. These Schedules of Income and Direct Operating Expenses have been prepared to be included in a current report on Form 8-K to be filed by NNN Apartment REIT, Inc.

NNN APARTMENT REIT, INC.
Unaudited Pro Forma Condensed Consolidated Financial Statements
for the Period from January 10, 2006 (Date of Inception) through
September 30, 2006 and as of September 30, 2006
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the property been acquired by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our September 30, 2006 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 is presented as if we acquired the Walker Ranch property and obtained the credit facility on September 30, 2006.
The accompanying unaudited pro forma condensed consolidated statement of operations for the period from January 10, 2006 (Date of Inception) through September 30, 2006 is presented as if we acquired the Walker Ranch property and obtained the credit facility on January 10, 2006 (Date of Inception).
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Walker Ranch property based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition.

NNN APARTMENT REIT, INC.
Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of September 30, 2006

		Acquisition of
	Company	Walker Ranch	Credit	Company Pro
	Historical (A)	Property(B)	Facility(C)	Forma

ASSETS

Real estate investments:
Land	$—	$3,025,264	$—	$3,025,264
Building and improvements	—	27,330,727	—	27,330,727
Furniture, fixture and equipment	—	896,717	—	896,717

	—	31,252,708	—	31,252,708

Cash	201,007	—	—	201,007
Prepaid expenses	157,791	111,882	50,000	319,673
Identified intangible assets	—	124,024	—	124,024
Other assets	—	348,976	530,173	879,149

Total assets	$358,798	$31,837,590	$580,173	$32,776,561

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Credit facility	$—	$26,860,000	$—	$26,860,000
Accrued liabilities	23,167	1,217	—	24,384
Due to affiliates	195,878	922,500	—	1,118,378
Security deposits and prepaid rent	—	121,550	—	121,550

Total liabilities	219,045	27,905,267	—	28,124,312

Commitments and contingencies

Minority interest of limited partnership in Operating Partnership	1,000	—	—	1,000

Stockholders’ equity:

Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—	—	—

Common stock, $0.01 par value; 300,000,000 shares authorized; 26,223 shares issued and outstanding	262	4,443	656	5,361
Additional paid-in capital	209,305	3,927,880	579,517	4,716,702

Accumulated deficit	(70,814)	—	—	(70,814)

Total stockholders’ equity	138,753	3,932,323	580,173	4,651,249

Total liabilities, minority interest and stockholders’ equity	$358,798	$31,837,590	$580,173	$32,776,561

NNN APARTMENT REIT, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period
from January 10, 2006 (Date of Inception) through September 30, 2006

		Acquisition of
	Company	Walker Ranch	Pro Forma				Company Pro
	Historical (D)	Property (E)	Adjustments		Credit Facility		Forma

Rental and other income	$—	$1,962,472	$—		$—		$1,962,472

Rental expenses	—	234,458	—		—		234,458
Property taxes and assessments	—	493,479	26,729	(F)	—		520,208
Insurance	—	71,186	—		—		71,186
Management fees	—	82,838	—		—		82,838
General and administrative	70,814	362,705	158,629	(G)	—		592,148
Interest expense	—	—	711,235	(H)	163,366	(K)	874,601
Depreciation and amortization	—	—	1,371,613	(I)	—		1,371,613

	70,814	1,244,666	2,268,206		163,366		3,747,052

Income (loss) from continuing operations	$(70,814)	$717,806	$(2,268,206)		$(163,366)		$(1,784,580)

Loss per share — basic and diluted continuing operations	$(3.16)						$(3.35)

Weighted-average number of common shares outstanding — basic and diluted	22,437		444,330	(J)	65,556	(L)	532,323

NNN APARTMENT REIT, INC.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006.
(A) As reported in our September 30, 2006 Quarterly Report on Form 10-Q.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the Walker Ranch property. The purchase price of $30,750,000, plus closing costs and acquisition fees, was funded with a $22,120,000 line of credit, a $4,740,000 mezzanine loan, and the net proceeds from the issuance of approximately 444,330 shares of common stock from our initial public offering. The purchase price allocations are preliminary and are subject to change.
(C) Represents the fees paid in connection with the credit facility, which were funded from the net proceeds from the issuance of approximately 65,556 shares of common stock from our initial public offering.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 10, 2006 (Date of Inception) through September 30, 2006.
(D) As reported in our September 30, 2006 Quarterly Report on Form 10-Q.
(E) Amounts represent the estimated operations of the Walker Ranch property for the period from January 10, 2006 (Date of Inception) through September 30, 2006. Pursuant to our advisory agreement, Triple Net Properties Realty, Inc. is entitled to receive, for its services in managing our properties, a monthly management fee of up to 4.0% of the gross cash receipts derived from the operations of the property. As a result, management fees have been estimated based on a rate of 4.0%, consistent with historical operations.
(F) Adjustments were made for an incremental property tax expense assuming the appraised value and the projected property tax rate.
(G) Pursuant to our advisory agreement, our Advisor is entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. The asset management fee is calculated monthly not to exceed one-twelfth of 1.0% of the average invested assets as of the last day of the immediately preceding quarter.
(H) We primarily financed the purchase of the Walker Ranch property using our credit facility. We intend to secure permanent financing on the property in the amount of 60.0% of the contract purchase price. Amount represents interest expense anticipated on a 10-year, fixed rate, 5.35% per annum mortgage loan.
(I) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 27 1/2 year life. Depreciation expense on the portion of the purchase price allocated to capital improvements is recognized using the straight-line method over the average remaining useful life of approximately 10 years. Depreciation expense on the portion of the purchase price allocated to furniture, fixtures and equipment is recognized using the straight-line method and an estimated average useful life of approximately 10 years. Amortization expense on intangible tenant relationships is recognized using the straight-line method over an estimated 17 month life. Amortization for lease commissions is recognized using the straight-line method over the average remaining lease term. The purchase price allocations, and therefore depreciation expense, are preliminary and are subject to change.
(J) Represents the weighted-average number of shares of approximately 444,330 shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Walker Ranch property. The calculation assumes the investment was acquired on January 10, 2006.
(K) Represents the amortization of the loan fees and prepaid annual fee in connection with the credit facility.
(L) Represents the weighted-average number of shares of approximately 65,556 shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the fees in connection with the credit facility. The calculation assumes the credit facility was obtained on January 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.
Date: December 29, 2006	By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer